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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 1996

                           ANALYSIS & TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            Connecticut                           0-14161                           95-2579365
  (State or other jurisdiction of        (Commission File Number)       (IRS Employer Identification No.)
           incorporation)

                Route 2, P.O. Box 220, North Stonington, CT 06359
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 599-3910

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the information requested by this Item is provided in the press release issued by the Company on March 25, 1996, incorporated by reference herein and included as Exhibit 20 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         Exhibit No.                   Document
         -----------                   --------
         20                            Press Release of the Company
                                       dated March 25, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANALYSIS & TECHNOLOGY, INC.

Date: April 3, 1996                    By:  /s/ David M. Nolf
                                            -------------------------
                                            David M. Nolf
                                            Executive Vice President
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                                  EXHIBIT INDEX

Exhibit No.                                Document
- -----------                                --------
    20                           Press Release of Company dated
                                 March 25, 1996